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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 2, 2003
                                  ------------
                                 Date of Report

                            BAXTER INTERNATIONAL INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

        1-4448                                           36-0781620
-----------------------                        ---------------------------------
(Commission file number)                       (IRS Employer Identification No.)


One Baxter Parkway, Deerfield, Illinois                      60015
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(Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (847) 948-2000



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Item 5.   Other Events

Item 12.  Results of Operations and Financial Condition

On July 2, 2003, Baxter International Inc. issued the attached press release announcing that the company anticipates that it will take a charge in the second quarter of 2003 of approximately $200 million after-tax to write down facilities and for severance costs for an estimated 2,500 employees, and the company is revising its guidance for full-year 2003. The press release is filed as Exhibit 99 and incorporated by reference.

Item 7.   Exhibits

    99    Press Release dated July 2, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           BAXTER INTERNATIONAL INC.
                                           -------------------------
                                                 (Registrant)


                                           By: /S/ Jan Stern Reed
                                               ------------------
                                               Jan Stern Reed
                                               Corporate Secretary

Date:  July 2, 2003

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                                  Exhibit Index

Exhibit No.                   Description
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99                   Press Release dated July 2, 2003

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